UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 23, 2015

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Redbud Boulevard, Suite 400
McKinney, TX 75069-3257
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
On January 23, 2015, Independent Bank Group, Inc. publicly disseminated a press release announcing that its Board of Directors had authorized a share repurchase program of up to $30 million of the Company’s common stock. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibit is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
Exhibit 99.1	Press Release issued by Independent Bank Group, Inc., dated January 23, 2015, announcing a share repurchase program.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 23, 2015
INDEPENDENT BANK GROUP, INC.
(Registrant)

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1	Press Release issued by Independent Bank Group, Inc., dated January 23, 2015, announcing a share repurchase program.